UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2020

Xenia Hotels & Resorts, Inc.
(Exact Name of Registrant as Specified in its Charter)

Maryland	001-36594	20-0141677
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 S. Orange Avenue, Suite 2700
Orlando, Florida 32801
(Address of Principal Executive Offices)

(407) 246-8100
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock	XHR	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item      8.01.       Other Events.

On March 31, 2020, Xenia Hotels & Resorts, Inc. (the "Company") announced that, due to the effects of the COVID-19 pandemic, it had temporarily suspended operations or is in the process of temporarily suspending operations at 24 of its 39 hotel properties. The remainder of the Company’s properties are currently operating at reduced levels; however, the Company may temporarily suspend the operations at additional hotels in the future as a result of the COVID-19 pandemic.

The following risk factor supplements the risk factor disclosure contained in Part I, Item IA of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, filed with the SEC on February 25, 2020.

The effects of the ongoing COVID-19 pandemic on our operations and financial performance could be long-lasting and severe and based on current conditions is expected to have a material adverse effect on our business, results of operations, cash flows and financial condition.

The recent outbreak of the novel coronavirus and related respiratory disease (“COVID-19”) throughout the world, classified by the World Health Organization as a pandemic, has reached more than 160 countries and is a rapidly evolving situation. The pandemic has led governments and other authorities around the world, including federal, state and local authorities in the United States, to impose measures intended to control its spread, including restrictions on freedom of movement and business operations such as travel bans, border closings, business closures, quarantines and shelter-in-place orders. As a result, the pandemic has significantly disrupted global travel and supply chains, and has adversely impacted global commercial activity across many industries, including in particular the travel, group meeting and conference, lodging and hospitality industries. The COVID-19 pandemic has had, and is expected to continue to have, significant adverse impacts on economic and market conditions and global economic contraction. The rapid development and fluidity of pandemic situations precludes any prediction as to the scale and scope of the ultimate adverse impact and longevity of the COVID-19 pandemic or any future pandemic outbreak.

The effects of the COVID-19 pandemic on the hotel industry are unprecedented with global demand for lodging drastically reduced and occupancy levels reaching historic lows. By March 31, 2020, we had temporarily suspended operations or were in the process of temporarily suspending operations at 24 of our hotel properties, and the vast majority of our group business for April and May of 2020 has now been canceled. The remainder of the Company’s properties are currently operating at reduced levels; however, the Company may temporarily suspend the operations at additional hotels in the future as a result of the COVID-19 pandemic. It is not currently known when the operations at our hotel properties will resume, or if we will need to suspend operations at additional hotel properties. Furthermore, we cannot predict when business levels will return to normalized levels when the effects of the pandemic subside. There also can be no guarantee that the demand for lodging, and consumer confidence in travel generally, will recover as quickly as other industries. As a result, our revenues have declined significantly and we expect this trend to continue. Additionally, we expect the effects of the pandemic to materially adversely affect our ability to consummate acquisitions and dispositions of hotel properties as well as to cause us to scale back or delay planned renovations and other projects. Due to the speed with which the situation is developing we cannot predict the full extent and duration of the effects of the COVID-19 pandemic on our operations, although the longer and more severe the pandemic, the greater the material adverse effect on our business, results of operations, cash flows, financial condition, the market price of our common stock, our ability to make distributions to our shareholders, our access to credit markets and our ability to service our indebtedness.

Forward-Looking Statements

This Current Report on Form 8-K contains statements that are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Act of 1934, as amended, pursuant to the safe harbor provisions of the Private Securities Reform Act of 1995. These forward-looking statements relate to the suspension of operations at our hotel properties, our ability to consummate acquisition and disposition transactions, planned renovations and other projects, the local, national and global impact of the COVID-19 pandemic, and the impact of the COVID-19 pandemic on our business, results of operations, financial condition and cash flows. Forward-looking statements are based on certain assumptions and can include future expectations, future plans and strategies, financial and operating projections or other forward-looking information.

These forward-looking statements are subject to various risks and uncertainties, not all of which are known to the Company and many of which are beyond the Company’s control, which could cause actual results to differ materially from such statements. These risks and uncertainties include, but are not limited to, the state of the U.S. economy, supply and demand in the hotel industry, the effects of the COVID-19 pandemic, the speed of recovery of the lodging industry once the pandemic has subsided and other factors as are described in greater detail in the Company’s filings with the SEC, including, without limitation, the Company’s Annual Report on Form 10-K for the year ended December 31, 2019. Unless legally required, the Company disclaims any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

Item    9.01.    Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description

99.1	Press Release of Xenia Hotels & Resorts, Inc., dated March 31, 2020
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Xenia Hotels & Resorts, Inc.

Date: March 31, 2020	By:	/s/ Atish Shah
	Name:	Atish Shah
	Title:	Executive Vice President and Chief Financial Officer